                                                                     Exhibit 3.1


                     Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                          Certificate of Incorporation

                               162518 CANADA INC.
                              Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the above-mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.

                                        /s/ Director
                                        ------------------------------
                                        Director

                                        June 7, 1988
                                        ------------------------------
                                        Date of Incorporation

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 1

                            Articles of Incorporation

                                   (Section 6)

1.       Name of Corporation:  162518 CANADA INC.

2. The place in Canada where the registered office is to be situated: THE MONTREAL URBAN COMMUNITY, PROVINCE OF QUEBEC

3. The classes and any maximum number of shares that the corporation is authorized to issue: THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.

4. Restrictions if any on share transfers: THE ANNEXED SCHEDULE 2 IS INCORPORATED IN THIS FORM.

5.       Number (or minimum and maximum number) of directors: A MINIMUM OF ONE
         (1) AND A MAXIMUM OF FIFTEEN (15) DIRECTORS.

6.       Restrictions if any on business the corporation may carry on:  N/A.

7.       Other provisions if any: THE ANNEXED SCHEDULE 3 IS INCORPORATED IN THIS
         FORM.

8.       Incorporators:

         Names:       ANNA MASCOLO

         Signature:   /s/ ANNA MASCOLO
                      ----------------

         Address:     5 PLACE VILLE MARIE, SUITE 1203,
                      MONTREAL, QUEBEC H3B 2G2

Filed:  June 7, 1988

                                   SCHEDULE 1

ARTICLES OF INCORPORATION

THE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE

The corporation is authorized to issue Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares.

The rights, privileges, restrictions and conditions attaching to the said Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares; Class "E" shares and Class "F" shares are as follows:

         1.       The holders of the Class "A" shares shall be entitled to one
                  (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "A" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

         2. Except as otherwise specifically provided in the Canada Business Corporations Act, the Class "B" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

         3. The Class "A" shares and the Class "B" shares shall rank PARI PASSU in every other respect, and the holders of such Class "A" shares and Class "B" shares, shall, subject to the rights of the holders of the Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares, be entitled to receive the remaining property of the corporation upon a dissolution.

         4. The Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares shall carry the right, in the discretion of the directors, to a fixed monthly non-cumulative preferential dividend in an amount equal to 1% of the amount of the consideration for which such shares have been issued or in the event such shares have been issued in consideration of property or past services, in an amount equal to 1% of the amount of the fair equivalent of money that the Corporation would have received if the shares had been issued for money.

         5. Each Class "C" share, Class "D" share, Class "E" share and Class "F" share shall carry the right, in the event of the liquidation or winding-up of the corporation, to repayment of the consideration for which such share has been issued, and in the event that such share has been issued in consideration of property or past services, the repayment shall be the fair equivalent of the money that the corporation would have received if the share had been issued for money.

         6. In the event that only part of the amount of the consideration received by the Corporation for any share issued by the Corporation is added to the stated capital account for the class or series of shares of which such share forms part, such share shall be deemed to have been issued for the full amount of the consideration received therefor for all purposes other than stated capital, including dividend, redemption, purchase, cancellation, liquidation and dissolution.

         7. The Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares shall not carry the right to any further participation in profits or assets.

         S. The holders of the Class "C" shares and Class "E" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "C" shares and Class "E" shares are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

         9. Except as otherwise specifically provided in the Canada Business Corporations Act, the Class "D" shares and the Class "F" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

         10. Each Class "C" and Class "D" share shall be redeemable at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or past services, at a price equal to the fair equivalent of the money that the corporation would have received if the share had been issued for money. The corporation may redeem all or any part of the Class "C" or Class "D" shares, at any time at the option of the directors of the corporation upon a notice of seven (7) days without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "C" or Class "D" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

         11. Each Class "E" and Class "F" share shall be redeemable at the option of the holder of such share at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or past services, at a price equal to the fair equivalent of the money that the corporation would have received if the share had been issued for money. The corporation may also redeem all or any part of the Class "E" or Class "F" shares at any time at the option of the directors of the corporation upon a notice of seven (7) days, without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "E" or Class "F" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

         12. The Class "C" shares, the Class "D" shares, the Class "E" shares and the Class "F" shares shall rank PARI PASSU in every other respect.

                                   SCHEDULE 2

                            ARTICLES OF INCORPORATION

                         RESTRICTIONS ON SHARE TRANSFERS

No shareholder shall be entitled to sell, transfer or otherwise dispose of any share or shares in the capital stock of the corporation, or any securities thereof, without either:


         (a) The previous express sanction of the holders of a majority of the Class "A", Class "C" and Class "E" shares in the capital stock of the corporation for the time being outstanding expressed by a resolution passed at a meeting of the Class "A", Class "C" and Class "E" shareholders or by an instrument or instruments in writing signed by the holders of a majority of the Class "A", Class "C" and Class "E" shares in the capital stock of the corporation for the time being outstanding; or

         (b) The previous express lawful sanction of the board of directors of the corporation at a duly constituted meeting of the board or in lieu thereof the previous express sanction of the directors of the corporation as evidenced by the lawful adoption of a resolution to that effect.

                                   SCHEDULE 3

                            ARTICLES OF INCORPORATION

                                OTHER PROVISIONS

1. The number of shareholders of the corporation is limited to fifty (50), not including persons who are in the employment of the corporation and persons, who, having been formerly in the employment of the corporation were, while in that employment and have continued after the termination of that employment to be shareholders of the corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

2. Any invitation to the public to subscribe for any shares, debentures or any other securities of the corporation is prohibited.

3. The directors of the corporation may, without authorization of the shareholders:

(a)      borrow money upon the credit of the corporation;

(b)      issue, reissue sell or pledge debt obligations of the corporation; and

(c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the corporation, owned or subsequently acquired, to secure any debt obligation of the corporation.

         Nothing herein limits or restricts the borrowing of money by the corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the corporation.

4. Subject to the provisions of the Canada Business Corporations Act, the corporation may purchase or otherwise acquire any shares issued by it.

5. The corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for any indebtedness owed by him to the corporation, and such lien shall be enforceable in accordance with the by-laws of the Corporation or otherwise.

6. Subject to Schedule 1 of the Articles of Incorporation and the Canada Business Corporations Act, the holder of a fractional share shall be entitled to that number of votes equal to one multiplied by the fraction represented by such share and to notice of all meetings of shareholders of the Corporation.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                          Certificate of Incorporation

                               163641 CANADA INC.
                               Name of Corporation

                                    237200-2
                                     Number

I hereby certify that the above-mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.


                                           /s/ Director
                                           -----------------------------
                                           Director

                                           August 30, 1988
                                           -----------------------------
                                           Date of Incorporation

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 1

                            Articles of Incorporation

                                   (Section 6)

1.       Name of Corporation:  163641 CANADA INC.

2. The place in Canada where the registered office is to be situated: THE METROPOLITAN REGION OF MONTREAL, PROVINCE OF QUEBEC

3. The classes and any maximum number of shares that the corporation is authorized to issue: THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.

4. Restrictions if any on share transfers: THE ANNEXED SCHEDULE 2 IS INCORPORATED IN THIS FORM.

5.       Number (or minimum and maximum number) of directors: A MINIMUM OF ONE
         (1) AND A MAXIMUM OF FIFTEEN (15) DIRECTORS.

6.       Restrictions if any on business the corporation may carry on:  N/A.

7.       Other provisions if any: THE ANNEXED SCHEDULE 3 IS INCORPORATED IN THIS
         FORM.

8.       Incorporators:

         Names:       ANNA MASCOLO

         Signature:   /s/ ANNA MASCOLO
                      ----------------

         Address:     5 PLACE VILLE MARIE, SUITE 1203,
                      MONTREAL, QUEBEC H3B 2G2

Filed: August 30, 1988

                                   SCHEDULE 1

                            ARTICLES OF INCORPORATION

        THE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE

The corporation is authorized to issue Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares.

The rights, privileges, restrictions and conditions attaching to the said Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares are as follows:

         1.       The holders of the Class "A" shares shall be entitled to one
                  (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "A" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

         2. Except as otherwise specifically provided in the Canada Business Corporations Act, the Class "B" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

         3. The Class "A" shares and the Class "B" shares shall rank PARI PASSU in every other respect, and the holders of such Class "A" shares and Class "B" shares, shall, subject to the rights of the holders of the Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares, be entitled to receive the remaining property of the corporation upon a dissolution.

         4. The Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares shall carry the right, in the discretion of the directors, to a fixed monthly non-cumulative preferential dividend in an amount equal to 1% of the amount of the consideration for which such shares have been issued or in the event such shares have been issued in consideration of property or past services, in an amount equal to 1% of the amount of the fair equivalent of money that the Corporation would have received if the shares had been issued for money.

         5. Each Class "C" share, Class "D" share, Class "E" share and Class "F" share shall carry the right, in the event of the liquidation or winding-up of the corporation, to repayment of the consideration for which such share has been issued, and in the event that such share has been issued in consideration of property or past services, the repayment shall be the fair equivalent of the money that the corporation would have received if the share had been issued for money.

         6. In the event that only part of the amount of the consideration received by the Corporation for any share issued by the Corporation is added to the stated capital account for the class or series of shares of which such share forms part, such share shall be deemed to have been issued for the full amount of the consideration received therefor for all purposes other than stated capital, including dividend, redemption, purchase, cancellation, liquidation and dissolution.

         7. The Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares shall not carry the right to any further participation in profits or assets.

         8. The holders of the Class "C" shares and Class "E" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "C" shares and Class "E" shares are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

         9. Except as otherwise specifically provided in the Canada Business Corporations Act, the Class "D" shares and the Class "F" shares shall not carry any right to vote nor shall the holders thereof be entitled to notice of or to attend shareholders' meetings.

         10. Each Class "C" and Class "D" share shall be redeemable at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or past services, at a price equal to the fair equivalent of the money that the corporation would have received if the share had been issued for money. The corporation may redeem all or any part of the Class "C" or Class "D" shares, at any time at the option of the directors of the corporation upon a notice of seven (7) days without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "C" or class "D" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

         11. Each Class "E" and Class "F" share shall be redeemable at the option of the holder of such share at a price equal to the consideration for which such share has been issued and in the event that such share has been issued in consideration of property or past services, at a price equal to the fair equivalent of the money that the corporation would have received if the share had been issued for money. The corporation may also redeem all or any part of the Class "E" or Class "F" shares at any time at the option of the directors of the corporation upon a notice of seven (7) days, without the consent of the holders thereof, and if less than the whole amount of the outstanding Class "E" or Class "F" shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

         12. The Class "C" shares, the Class "D" shares, the Class "E" shares and the Class "F" shares shall rank PARI PASSU in every other respect.

                                   SCHEDULE 2

                            ARTICLES OF INCORPORATION

                         RESTRICTIONS ON SHARE TRANSFERS

No shareholder shall be entitled to sell, transfer or otherwise dispose of any share or shares in the capital stock of the corporation, or any securities thereof, without either:

         (a) The previous express sanction of the holders of a majority of the Class "A", Class "C" and Class "E" shares in the capital stock of the corporation for the time being outstanding expressed by a resolution passed at a meeting of the Class "A", Class "C" and Class "E" shareholders or by an instrument or instruments in writing signed by the holders of a majority of the Class "A", Class "C" and Class "E" shares in the capital stock of the corporation for the time being outstanding; or

         (b) The previous express lawful sanction of the board of directors of the corporation at a duly constituted meeting of the board or in lieu thereof the previous express sanction of the directors of the corporation as evidenced by the lawful adoption of a resolution to that effect.

                                   SCHEDULE 3

                            ARTICLES OF INCORPORATION

                                OTHER PROVISIONS

1. The number of shareholders of the corporation is limited to fifty (50), not including persons who are in the employment of the corporation and persons, who, having been formerly in the employment of the corporation were, while in that employment and have continued after the termination of that employment to be shareholders of the corporation, two or more persons holding one or more shares jointly being counted as a single shareholder.

2. Any invitation to the public to subscribe for any shares, debentures or any other securities of the corporation is prohibited.

3. The directors of the corporation may, without authorization of the shareholders:

(a)      borrow money upon the credit of the corporation;

(b)      issue, reissue sell or pledge debt obligations of the corporation; and

(c) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the corporation, owned or subsequently acquired, to secure any debt obligation of the corporation.

         Nothing herein limits or restricts the borrowing of money by the corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the corporation.

4. Subject to the provisions of the Canada Business Corporations Act, the corporation may purchase or otherwise acquire any shares issued by it.

5. The corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for any indebtedness owed by him to the corporation, and such lien shall be enforceable in accordance with the by-laws of the Corporation or otherwise.

6. Subject to Schedule 1 of the Articles of Incorporation and the Canada Business Corporations Act, the holder of a fractional share shall be entitled to that number of votes equal to one multiplied by the fraction represented by such share and to notice of all meetings of shareholders of the Corporation.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 171 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 185 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 185.1 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                              /s/ Director
                                              ----------------------------
                                              Director

                                              January 27, 1989
                                              ----------------------------
                                              Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  162518 CANADA INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         SECTION 1 OF THE ARTICLES OF INCORPORATION BE AND IT IS HEREBY DELETED AND SUBSTITUTED BY THE FOLLOWING:

         1.       NAME OF CORPORATION

                  PHOENIX INTERNATIONAL LIFE SCIENCES, INC.


                                          Signature:


                                          /s/ John Hooper
                                          --------------------------------
                                          Description of Office:  Director


Date:  January 25, 1989

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 177 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                            /s/ Director
                                            ----------------------------
                                            Director

                                            August 29, 1989
                                            ----------------------------
                                            Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THAT THE ONE HUNDRED (100) ISSUED AND OUTSTANDING CLASS "A" SHARES OF THE CORPORATION BE SPLIT, ON A ONE (1) FOR ONE THOUSAND (1,000) BASIS, SO THAT THERE WILL BE A TOTAL OF ONE HUNDRED THOUSAND (100,000) CLASS "A" SHARES ISSUED AND OUTSTANDING.

         THE AGGREGATE STATED CAPITAL OF THE ISSUED AND OUTSTANDING CLASS "A" SHARES SHALL REMAIN THE SAME PRIOR TO AND AFTER THE SAID STOCK SPLIT.



                                        Signature:


                                        /s/ John Hooper
                                        --------------------------------
                                        Description of Office:  Director



Date: August 23, 1989.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 177 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                              /s/ Elaine M. Collins
                                              ---------------------------
                                              Director

                                              May 8, 1992
                                              ---------------------------
                                              Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE HEREBY FURTHER AMENDED BY ADDING THE FOLLOWING:

         3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

                  THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.


                                     Signature:


                                     /s/ Heather Savage
                                     --------------------------------
                                     Description of Office:  Director


Date: May 5, 1992

                                   SCHEDULE 1

                              ARTICLES OF AMENDMENT

Section 3 of the Articles of Incorporation dated June 7, 1988 (as amended on January 27, 1989 and August 29, 1989) is hereby amended by adding thereto the following provisions:

1. In addition to the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares, the Corporation is authorized to issue an unlimited number of Class "G" shares (without par value) and Class "H" shares (without par value) provided, however, that all outstanding Class "A" shares be split as described below.

2. The rights, privileges, restrictions and conditions attaching to the Class "G" shares and the Class "H" shares are as follows:

(a) The holders of the Class "G" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "G" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the Corporation.

(b) Each Class "G" share, shall, in priority to all other classes of shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed the amount of the consideration for which each such Class "G" share had been issued.

(c) Each Class "G" share shall, in priority to all other classes of shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the Corporation, to repayment of an amount equal to the difference between the consideration for which such share was issued and the amount of any dividends paid thereon prior to the date of liquidation or winding-up.

(d) The holders of the Class "H" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "H" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the Corporation.

(e) Each Class "H" share, shall, in priority to all other classes of shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed that percentage of the consideration for which each such share had been issued, as shall be determined by resolution of the directors of the Corporation (the "Class "H" Percentage").

(f) Each Class "H" share shall, in priority to all other classes of shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the Corporation, to repayment of an amount equal to the difference between the result obtained when the Class "H" Percentage is multiplied by the consideration for which such share was issued, and the amount of any dividends paid thereon prior to the date of liquidation or winding-up.

(g) The Class "G" shares and the Class "H" shares shall rank PARI PASSU in all of the foregoing respects.

(h) The Class "A" shares, Class "B", Class "G" shares and the Class "H" shares shall rank PARI PASSU in all other respects.

3. The 100,000 Class "A" shares held prior to the coming into force of these Articles of Amendment are hereby split, on a basis of 264 Class "A" shares following the coming into force of these Articles of Amendment for each Class "A" share issued and outstanding prior to the coming into force of these Articles of Amendment, so that there shall be a total of 26,400,000 Class "A" shares issued and outstanding following the coming into force of these Articles of Amendment.

4. The aggregate stated capital of the Class "A" shares so split shall be an amount equal to the aggregate stated capital of the Class "A" shares prior to the coming into force of these Articles of Amendment.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 177 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                        /s/ Elaine M. Collins
                                        ----------------------------------
                                        Director

                                        May 8, 1992
                                        ----------------------------------
                                        Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION OF THE CORPORATION ARE HEREBY FURTHER AMENDED BY ADDING THE FOLLOWING:

         3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

                  THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.


                                           Signature:


                                           /s/ Heather Savage
                                           -------------------------------
                                           Description of Office: Director


Date: May 5, 1992

                                   SCHEDULE 1

                              ARTICLES OF AMENDMENT

Section 3 of the Articles of Incorporation dated June 7, 1988 (as amended on January 27, 1989 and August 29, 1989) is hereby amended by adding thereto the following provisions:

1. In addition to the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares, the Corporation is authorized to issue an unlimited number of Class "G" shares (without par value) and Class "H" shares (without par value) provided, however, that all outstanding Class "A" shares be split as described below.

2. The rights, privileges, restrictions and conditions attaching to the Class "G" shares and the Class "H" shares are as follows:

(a) The holders of the Class "G" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "G" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the Corporation.

(b) Each Class "G" share, shall, in priority to all other classes of shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed the amount of the consideration for which each such Class "G" share had been issued.

(c) Each Class "G" share shall, in priority to all other classes of shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the Corporation, to repayment of an amount equal to the difference between the consideration for which such share was issued and the amount of any dividends paid thereon prior to the date of liquidation or winding-up.

(d) The holders of the Class "H" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "H" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the Corporation.

(e) Each Class "H" share, shall, in priority to all other classes of shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed that percentage of the consideration for which each such share had been issued, as shall be determined by resolution of the directors of the Corporation (the "Class "H" Percentage").

(f) Each Class "H" share shall, in priority to all other classes of shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the Corporation, to repayment of an amount equal to the difference between the result obtained when the Class "H" Percentage is multiplied by the consideration for which such share was issued, and the amount of any dividends paid thereon prior to the date of liquidation or winding-up.

(g) The Class "G" shares and the Class "H" shares shall rank PARI PASSU in all of the foregoing respects.

(h) The Class "A" shares, Class "B", Class "G" shares and the Class "H" shares shall rank PARI PASSU in all other respects.

3. The 100,000 Class "A" shares held prior to the coming into force of these Articles of Amendment are hereby split, on a basis of 264 Class "A" shares following the coming into force of these Articles of Amendment for each Class "A" share issued and outstanding prior to the coming into force of these Articles of Amendment, so that there shall be a total of 26,400,000 Class "A" shares issued and outstanding following the coming into force of these Articles of Amendment.

4. The aggregate stated capital of the Class "A" shares so split shall be an amount equal to the aggregate stated capital of the Class "A" shares prior to the coming into force of these Articles of Amendment.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 177 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                            /s/ Director
                                            --------------------------
                                            Director

                                            May 26, 1993
                                            --------------------------
                                            Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION, AS AMENDED FROM TIME TO TIME, BE AND ARE HEREBY FURTHER AMENDED AS FOLLOWS:

         3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

                  THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.



                                          Signature:


                                          /s/ John Hooper
                                          --------------------------------
                                          Description of Office:  Director



Date: May 19, 1993

                                   SCHEDULE 1

                              ARTICLES OF AMENDMENT

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC./
                 PHOENIX INTERNATIONALE SCIENCES DE LA VIE INC.

Section 3 of the Articles of the corporation (as amended on January 27, 1989, August 29, 1989 and May 8, 1992) is hereby further amended by adding thereto the following provisions:

1. In addition to the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares, Class "F" shares, Class "G" shares and Class "H" shares, the corporation shall also be authorized to issue an unlimited number of Class "I" shares (without par value) and Class "J" shares (without par value).

2. The rights, privileges, restrictions and conditions attaching to the Class "I" shares and Class "J" shares shall be as follows:

(a) The holders of the Class "G" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "G" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

(b) Each Class "G" share, shall, in priority to all other classes of shares including the Class "G" shares and Class "H" shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed the amount of the consideration for which each such Class "I" share had been issued.

(c) Each Class "I" share shall, in priority to all other classes of shares including the Class "G" shares and Class "H" shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the corporation, to repayment of an amount equal to the difference between the consideration for which such share was issued and the amount of any dividends paid thereon prior to the date of the liquidation or winding-up.

(d)      The Class "I" shares may only be issued by the corporation during 1993.

(e) The holders of the Class "J" shares shall be entitled to one (1) vote for each share held by them at all meetings of shareholders except meetings at which only holders of a specified class of shares, other than the Class "J" shares, are entitled to vote, and they shall be entitled to notice of all meetings of shareholders of the corporation.

(f) Each Class "J" share, shall, in priority to all other classes of shares including the Class "G" shares and Class "H" shares, carry the right, in the discretion of the directors, to a preferential dividend, in favour only of the first holder thereof, declarable at any time or from time to time, in an amount not to exceed that percentage of the consideration for which each such share had been issued, as shall be determined by resolution of the directors of the corporation (the "Class "J" Percentage").

(g) Each Class "G" share shall, in priority to all other classes of shares including the Class "G" shares and Class "H" shares, carry the right, in favour only of the first holder thereof, in the event of the liquidation or winding-up of the corporation, to repayment of an amount equal to the difference between the result obtained when the Class "J" Percentage is multiplied by the consideration for which such share was issued, and the amount of any dividends paid thereon prior to the date of liquidation or winding-up.

(h) The Class "J" shares may not be issued by the corporation prior to December 1, 1993.

(i) The Class "I" shares and the Class "J" shares shall rank PARI PASSU in all of the foregoing respects.

(j) The Class "A" shares, Class "B" shares, Class "G" shares, Class "H" shares, Class "I" shares and the Class "J" shares shall rank PARI PASSU in all other respects.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement. |_|


                                               /s/ Director
                                               -----------------------
                                               Director

                                               August 19, 1993
                                               -----------------------
                                               Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION, AS AMENDED FROM TIME TO TIME, BE AND ARE HEREBY FURTHER AMENDED AS FOLLOWS:

         A) EACH CLASS "A" SHARE IN THE CAPITAL STOCK OF THE CORPORATION ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE ISSUANCE OF THE CERTIFICATE OF AMENDMENT (THE "CERTIFICATE OF AMENDMENT") IN RESPECT OF THESE ARTICLES OF AMENDMENT (SUCH TIME HEREINAFTER CALLED THE
                  "VALUATION TIME"), SHALL, UPON THE ISSUANCE TO THE CORPORATION OF THE CERTIFICATE OF AMENDMENT, BE DIVIDED INTO THAT NUMBER OF CLASS "A" SHARES AS IS EQUAL TO THE QUOTIENT OBTAINED WHEN THE AGGREGATE FAIR MARKET VALUE
                  OF ALL SUCH CLASS "A" SHARES AT THE VALUATION TIME, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS, IS DIVIDED BY THE NUMBER OF SUCH CLASS "A" SHARES ISSUED AND OUTSTANDING AT THE VALUATION TIME.


                                                  Signature:


                                                  /s/ John Hooper
                                                  ---------------------------
                                                  Title:  Director


Date: August 11, 1993

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement. |_|


                                              /s/ Director
                                              -----------------------
                                              Director

                                              August 19, 1993
                                              -----------------------
                                              Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION, AS AMENDED FROM TIME TO TIME, BE AND ARE HEREBY FURTHER AMENDED AS FOLLOWS:

         A) EACH CLASS "A" SHARE IN THE CAPITAL STOCK OF THE CORPORATION ISSUED AND OUTSTANDING IMMEDIATELY PRIOR TO THE ISSUANCE OF THE CERTIFICATE OF AMENDMENT (THE "CERTIFICATE OF AMENDMENT") IN RESPECT OF THESE ARTICLES OF AMENDMENT (SUCH TIME HEREINAFTER CALLED THE
                  "VALUATION TIME"), SHALL, UPON THE ISSUANCE TO THE CORPORATION OF THE CERTIFICATE OF AMENDMENT, BE DIVIDED INTO THAT NUMBER OF CLASS "A" SHARES AS IS EQUAL TO THE QUOTIENT OBTAINED WHEN THE AGGREGATE FAIR MARKET VALUE
                  OF ALL SUCH CLASS "A" SHARES AT THE VALUATION TIME, AS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS, IS DIVIDED BY THE NUMBER OF SUCH CLASS "A" SHARES ISSUED AND OUTSTANDING AT THE VALUATION TIME.


                                            Signature:


                                            /s/ John Hooper
                                            -------------------------
                                            Title:  Director


Date: August 11, 1993

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    234202-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement. |_|


                                             /s/ Director
                                             -------------------------
                                             Director

                                             June 27, 1994
                                             -------------------------
                                             Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  234202-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION, AS AMENDED FROM TIME TO TIME, BE AND ARE HEREBY FURTHER AMENDED AS FOLLOWS:

4.       RESTRICTIONS IF ANY ON SHARE TRANSFERS

         SCHEDULE 2 TO THE ARTICLES OF THE CORPORATION IS HEREBY DELETED

5.       NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS

                  MINIMUM:  3                        MAXIMUM:  15

7.       OTHER PROVISIONS IF ANY

                  THE FOLLOWING PARAGRAPHS ARE HEREBY DELETED FROM SCHEDULE 3 TO THE ARTICLES OF THE CORPORATION:

                  1. THE NUMBER OF SHAREHOLDERS OF THE CORPORATION IS LIMITED TO FIFTY (50), NOT INCLUDING PERSONS WHO ARE IN THE EMPLOYMENT OF THE CORPORATION AND PERSONS, WHO, HAVING BEEN FORMERLY IN THE EMPLOYMENT OF THE CORPORATION WERE, WHILE IN THAT EMPLOYMENT AND
                           HAVE CONTINUED AFTER THE TERMINATION OF THAT
                           EMPLOYMENT TO BE SHAREHOLDERS OF THE CORPORATION, TWO OR MORE PERSONS HOLDING ONE OR MORE SHARES JOINTLY BEING COUNTED AS A SINGLE SHAREHOLDER.

                  2. ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR ANY SHARES, DEBENTURES OR ANY OTHER SECURITIES OF THE CORPORATION IS PROHIBITED.

                                               Signature:


                                               /s/ Jean-yves Caloz
                                               -----------------------------
                                               Title:  Director


Date: June 22, 1994

                             AMALGAMATION AGREEMENT

MEMORANDUM OF AGREEMENT ENTERED INTO IN THE CITY OF MONTREAL,
PROVINCE OF QUEBEC, ON THE 4TH DAY OF OCTOBER, 1994


BETWEEN: PHOENIX INTERNATIONAL LIFE SCIENCES INC./PHOENIX INTERNATIONALE SCIENCES DE LA VIE INC., a body politic and corporate, duly incorporated according to the laws of Canada, having its registered office in the City of St. Laurent, (hereinafter referred to as "PHOENIX") and herein represented by Jean-Yves Caloz, its duly authorized representative as he so declares;

                PARTY OF THE  FIRST PART

AND: PILS INVESTMENTS INC./GESTION PILS INC., a body politic and corporate, duly incorporated according to the laws of Canada, having its registered office in the City of St. Laurent, (hereinafter referred to as "PILS") and herein represented by Dr. John W. Hooper, its duly authorized representative as he so declares;

                PARTY OF THE SECOND PART

                (PHOENIX and PILS may hereinafter collectively be referred to as the "COMPANIES" as the context dictates.)

WHEREAS PHOENIX is incorporated under the Canada Business Corporations Act (hereinafter referred to an the "Act");

WHEREAS, PILS is incorporated under the Act;

WHEREAS, upon the amalgamation, the shareholders' agreement entered into by the shareholders of PHOENIX on October 28th, 1988, as amended February 24th, 1989, May 26th, 1989, August 15th, 1989, July 6th, 1992, May 23rd, 1993, July 22nd,
1994 and September 7th, 1994 and the shareholders agreement entered into by the shareholders of PILS on May 16th, 1990, as amended on August 11th, 1993 shall be terminated;

WHEREAS the authorized capital of PHOENIX presently consists of an unlimited number of Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares, Class "F" shares, Class "G" shares, Class "H" shares, Class "I" shares and Class "J" shares of which only 45,000,000 Class "A" shares are presently issued and outstanding as fully paid;

WHEREAS the authorized capital of PILS presently consists of an unlimited number of Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares, Class "F" shares and a maximum number of 100 shares of each of Class 1993 through Class 2005 shares, of which only 4,590.2222 Class "A" shares, 4,355.9997 Class "B" shares, 15,000 Class "C" shares, 24 Class 1993 shares and 56 Class 1994 are presently issued and outstanding as fully paid;

WHEREAS the shareholdings of all shareholders of the COMPANIES and the stated capital of the said shares are set out in Schedule "A" annexed hereto and form an integral part hereof;

WHEREAS the COMPANIES acting under the authority of the Act wish to amalgamate and continue as one corporation upon the terms and conditions hereinafter set forth;

WHEREAS PILS in not an operating company and its assets, liabilities and revenues as an individual corporate entity have no material impact on the financial position, results of operations or activities of PHOENIX;

WHEREAS each one of the COMPANIES has made full disclosure to the other of all of its assets and liabilities;

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.       THAT the preamble shall form an integral part hereof.

2. THAT the COMPANIES hereby agree to amalgamate under Sections 181, 182 and 183 of the Act and to continue as one corporation (hereinafter referred to as the "AMALGAMATED CORPORATION") under the terms and conditions hereinafter set forth.

3.       THAT the name of the AMALGAMATED CORPORATION shall be:
"PHOENIX INTERNATIONAL LIFE SCIENCES INC./PHOENIX INTERNATIONALE
SCIENCES DE LA VIE INC."

4. THAT the purposes and objects of the AMALGAMATED CORPORATION shall be unlimited.

5. THAT the authorized capital of the AMALGAMATED CORPORATION shall consist of an unlimited number of common shares without nominal or par value and of an unlimited number of preferred shares, issuable in series, without nominal or par value.

6. THAT the issued and outstanding shares in the share capital of PHOENIX and PILS prior to amalgamation shall be exchanged for issued, outstanding and fully paid shares of the AMALGAMATED CORPORATION, upon the issuance of the Certificate of Amalgamation, in the following manner:

(a) the 4,598.2222 Class "A" shares of PILS shall be exchanged for 2,952,770 common shares of the AMALGAMATED CORPORATION on the basis of approximately 642.155 common shares of the AMALGAMATED CORPORATION for every one (1) Class "A" share held in PILS;

(b) the 4,355.9997 Class "B" shares of PILS shall be exchanged for 2,797,230 common shares of the AMALGAMATED CORPORATION on the basis of approximately 642.155 common shares of the AMALGAMATED CORPORATION for every one (1) Class "B" share held in PILS;

(c) the 15,000 Class "C" shares of PILS and registered in the name of PHOENIX shall be cancelled upon the amalgamation without any repayment of capital in respect thereof;

(d) the 24 Class 1993 shares of PILS shall be exchanged for 150,000 common shares of the AMALGAMATED CORPORATION on the basis of approximately 6,250 common shares of the AMALGAMATED CORPORATION for every one (1) Class 1993 share held in PILS;

(e) the 56 Class 1994 shares of PILS shall be exchanged for 350,000 common shares of the AMALGAMATED CORPORATION on the basis of approximately 6,250 common shares of the AMALGAMATED CORPORATION for every one (1) Class 1994 share held in PILS;

(f) the 22,500,000 Class "A" shares of PHOENIX registered in the name of Associes de Recherche Medicale Canadienne (ARMC) Inc. shall be exchanged for 6,250,000 common shares of the AMALGAMATED CORPORATION on the basis of 1 common share of the AMALGAMATED CORPORATION for 3.6 Class "A" shares held in PHOENIX;

(g) the 22,500,000 Class "A" shares of PHOENIX registered in the name of PILS shall be cancelled upon amalgamation without any repayment of capital in respect thereof;

(h) the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares, Class "F" shares, Class "G" shares, Class "H" shares, Class "I" shares and Class "J" shares presently authorized in the articles of PHOENIX shall be cancelled immediately prior to the amalgamation; and

(i) the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares, Class "F" shares and the Class 1993 through Class 2005 shares presently authorized in the articles of PILS shall be cancelled immediately prior to the amalgamation.

7. THAT amounts equal to the stated capital accounts maintained in respect of the issued shares of the COMPANIES immediately prior to the issuance of the Certificate of

Amalgamation, shall be deducted from such stated capital accounts respectively and such amounts shall be added to the stated capital account maintained for the common shares which shall be issued by the AMALGAMATED CORPORATION, in accordance with Section 6, in the following manner:

(a) an amount equal to the stated capital of the Class "A" shares of PILS (being $119.66) shall be added to the stated capital account maintained for the common shares of the AMALGAMATED CORPORATION;

(b) an amount equal to the stated capital of the Class "B" shares of PILS (being $1,088.94) shall be added to the stated capital account maintained for the common shares of the AMALGAMATED CORPORATION;

(c) an amount equal to the stated capital of the Class 1993 shares of PILS (being $24.00) shall be added to the stated capital account maintained for the common shares of the AMALGAMATED CORPORATION;

(d) an amount equal to the stated capital of the Class 1994 shares of PILS (being $56.00) shall be added to the stated capital account maintained for the common shares of the AMALGAMATED CORPORATION; and

(e) an amount equal to the stated capital of the Class "A" shares of PHOENIX (being $1,000.00) shall be added to the stated capital account maintained for the common shares of the AMALGAMATED CORPORATION.

8. THAT subsequent to the issuance of the Certificate of Amalgamation, the shareholders of the COMPANIES when so requested by the AMALGAMATED CORPORATION, shall surrender the share certificates representing shares held by them in the COMPANIES and in return shall be entitled to receive certificates representing shares in the share capital of the AMALGAMATED CORPORATION in accordance with
Section 6 of this Agreement. Any share certificate not surrendered in accordance herewith shall be deemed void.

9. THAT the rights, privileges, restrictions and conditions attaching to the common shares and preferred shares (as a class) of the AMALGAMATED CORPORATION shall be as follows:

(a) The holders of the common shares shall be entitled to vote at all meetings of shareholders, except meetings at which only holders of a specified class or series of shares are entitled to vote.

(b) The holders of the common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the corporation, be entitled to receive any dividends declared and payable by the corporation on the common shares.

(c) The holders of the common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the corporation, be entitled to receive the remaining property of the corporation upon liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the corporation among its shareholders for the purpose of winding-up its affairs.

(d) The preferred shares may from time to time be issued in one or more series and. subject to:

(i)      the following provisions.

(ii)     the filing of articles of amendment in prescribed form, and

(iii)    the issuance of a certificate of amendment in respect thereof,

the directors may fix by resolution, from time to time before such issue, the number of shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of preferred shares including, without limiting the generality of the foregoing. the rate or amount of dividends or the method of calculating dividends, the date of payment thereof, the redemption, the retraction, purchase and/or conversion prices and term and conditions of redemption, retraction, purchase and/or conversion, and any sinking fund or other provisions.

(e) The preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the corporation among its shareholders for the purpose of winding-up its affairs, rank an a parity with the preferred shares of every other series and be entitled to preference over the common shares and over any other shares of the corporation ranking junior to the preferred shares.

(f) If any cumulative dividends or amounts payable on the return of capital in respect of a series of preferred shares are not paid in full, all series of preferred shares shall participate ratably in respect of accumulated dividends and return of capital.

(g) After payment to the holders of preferred shares of the amounts provided in the articles of the corporation to be payable to them, they shall not be entitled to share in any further distribution of the assets of the corporation.

(h) The holders of preferred shares of any series shall not, as such, be entitled to receive notice of, or to attend, any meeting of shareholders of the corporation, nor shall they have any voting rights for the election of directors or for any other purpose, except when the holders of preferred shares or of any series of preferred shares are entitled to vote separately as a class or series as provided in the Act and any statute that may be substituted therefor, as from time to time amended.

(i) The provisions attaching to preferred shares as a class may be repealed. altered, modified or amended from time to time with such approval as may then he required by the Act to be given by the holders of preferred shares as a class.

(j) The formalities to be observed with respect to the calling and conduct of any meeting of holders of preferred, shares as a class, or any joint meeting of holders of two (2) or more series of preferred shares, including, without limiting the generality of the foregoing, the giving of notice and the record dates therefor, the quorum therefor, the procedure and voting thereof, shall mutatis mutandis be those from time to time proscribed by the by-laws of the corporation with respect to a meeting of shareholders.

10. THAT the registered office of the AMALGAMATED CORPORATION shall be located in the Montreal Urban Community, Province of Quebec bearing civic number 4625 Dobrin Street, Saint-Laurent (Qc) H4R 2P7.

11. THAT the board of directors of the AMALGAMATED CORPORATION shall consist of not less than three (3) and not more than fifteen (15) directors and the names. professions and place of residence of the initial directors of the AMALGAMATED CORPORATION shall be as follows:


NAMES                                       OCCUPATION                            RESIDENCE
-----                                       ----------                            ---------

DR. JOHN  W. HOOPER                         EXECUTIVE                           64A BIRCH HILL,
                                                                                HUDSON (QC) J0P 1J0

HEATHER SAVAGE                              EXECUTIVE                           7 CEDAR AVE., PTE-
                                                                                CLAIRE (QC) H9S 4X9

JEAN-YVES CALOZ                             EXECUTIVE                           47 CALAIS CIRCLE,
                                                                                KIRKLAND (QC) H9H 3R7

JUDY ZILBER                                 EXECUTIVE                           98 AUTUMN RIDGE RD.,
                                                                                BEDMINSTER, NJ USA
                                                                                07921

CLAUDE FORGET                               EXECUTIVE                           1227 SHERBROOKE ST.
                                                                                W. #82, MONTREAL (QC)
                                                                                H3G 1G1

RAYMOND H. FARMEN                           EXECUTIVE                           386 LAKESHORE RD.,
                                                                                BEACONSFIELD, (QC)
                                                                                H9W 4B9

SERGE CARRIERE                              EXECUTIVE                           40, DU CHENE VAUDEUIL
                                                                                (QC) J7V 8P3

JEAN S. DOUVILLE                            EXECUTIVE                           186, CHEMIN
                                                                                STRATHCONA VILLE
                                                                                MONT-ROYAL (QC) H3R
                                                                                1E6

JEAN-RENE HALDE                             EXECUTIVE                           1160, MISTRAL
                                                                                MONTREAL (QC) H2P 2X1

CORNELIUS P. McCARTHY III                   EXECUTIVE                           33 REEF STREET, VENICE,
                                                                                CA U.S.A. 90292

The said directors shall be the directors of the AMALGAMATED CORPORATION until replaced by others duly elected or appointed in their stead. The subsequent directors of the AMALGAMATED CORPORATION shall be elected each year at the annual meeting of the AMALGAMATED CORPORATION by a majority vote of the common shares represented at such meeting. Any vacancy occurring in the board of directors of the AMALGAMATED CORPORATION may be filled for the remainder of the term by the remaining directors, if any, provided they constitute a quorum.

12. THAT the COMPANIES shall contribute to the AMALGAMATED CORPORATION all their assets subject to all their liabilities as of the earliest moment on October 21st, 1994 which time shall be the effective date for the Amalgamation contemplated by this Agreement. In the event that the registration on title with respect to any property of the COMPANIES is not effected on the effective date of the Amalgamation of the COMPANIES into the AMALGAMATED CORPORATION, such property shall nonetheless be the property of the AMALGAMATED CORPORATION as of the effective date of the Amalgamation contemplated in this Agreement.

13. THAT the by-laws of PHOENIX (namely By-Law No. 94-1 and By-Law No. 94-2) shall, MUTATIS MUTANDIS, and unless they are contrary to law or the Act, be the by-laws of the AMALGAMATED CORPORATION unless and until added to, repealed or amended.

14. THAT any provisions of the Articles of Amalgamation and Schedule annexed thereto which have not been incorporated into this Agreement shall be deemed to be contained herein, as if set out word by word in this Agreement (a copy of said Articles of Amalgamation and Schedule are annexed to this Agreement and form an integral part hereof, the parties hereto taking full cognizance of the provisions of said Articles of Amalgamation and Schedule). In the event that any provision of this Agreement is inconsistent with the Articles of Amalgamation and Schedule thereto, then the provisions contained in the Articles of Amalgamation and Schedule thereto shall prevail.

15. THAT any director of each of the COMPANIES is authorized to sign the Articles of Amalgamation on behalf of each of the COMPANIES which is a party to this Agreement.

16. THAT upon the adoption of this Agreement by not less than two-thirds (2/3) of the votes cast by the shareholders entitled to vote at a special general meeting of shareholders of each of the COMPANIES voting thereon separately as a class, duly held, or the adoption of special resolutions to that affect by all the shareholders of each of the COMPANIES voting thereon separately as a class, the fact shall be certified by the respective secretary of each of the COMPANIES upon a signed copy of this Agreement under their respective corporate seals and the parties hereto shall thereupon file the Articles of Amalgamation with the Schedule annexed thereto with the Director, Corporations Directorate, Industry Canada pursuant to Section 185 of the Act.

17. THAT this Agreement say be terminated without cause or reason by the board of directors of any one of the COMPANIES, notwithstanding the approval of this Agreement by the shareholders of the COMPANIES, at any time prior to the issuance of the Certificate of Amalgamation.

18. THAT the parties hereto have requested and are satisfied that this Agreement be drafted in English. Les parties aux presentes ont exige quo cette entente soit redigee on anglais et s'en declarent satisfaites.

DATED at Montreal, this 4th day of October, 1994.

PHOENIX INTERNATIONAL LIFE SCIENCES INC./PHOENIX INTERNATIONALE
SCIENCES DE LA VIE, INC.

Per:  /s/ JEAN-YVES CALOZ
      ----------------------------------------------------
         JEAN-YVES CALOZ

PILS INVESTMENTS INC./GESTION PILS INC.

Per:  /s/ JOHN W. HOOPER
      ----------------------------------------------------
         JOHN W. HOOPER

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS "A" SHARES OF PHOENIX INTERNATIONAL LIFE SCIENCES INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PHOENIX INTERNATIONAL LIFE SCIENCES INC.

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS "A" SHARES OF PILS INVESTMENTS INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PILS INVESTMENTS INC.

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS "B" SHARES OF PILS INVESTMENTS INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PILS INVESTMENTS INC.

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS "C" SHARES OF PILS

INVESTMENTS INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF
OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PILS INVESTMENTS INC.

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS 1993 SHARES OF PILS INVESTMENTS INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PILS INVESTMENTS INC.

"THE FOREGOING AGREEMENT IS HEREBY CERTIFIED AS HAVING BEEN ADOPTED BY SPECIAL RESOLUTION OF ALL HOLDERS OF THE CLASS 1994 SHARES OF PILS INVESTMENTS INC., VOTING SEPARATELY AS A CLASS, ON THE 4TH DAY OF OCTOBER, 1994

 /s/ JEAN-YVES CALOZ
---------------------------------------------------------
JEAN-YVES CALOZ
Secretary of PILS INVESTMENTS INC.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                           Certificate of Amalgamation

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    307972-4
                                     Number

I hereby certify that the above-named corporation resulted from an amalgamation, under section 185 of the Canada Business Corporations Act, of the corporations set out in the attached articles of amalgamation.



                                             /s/ Director
                                             ------------------------------
                                             Director

                                             October 21, 1994
                                             ------------------------------
                                             Date of Amalgamation

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 9

                            Articles of Amalgamation

                                  (Section 185)

1.       Name of Amalgamated Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES
         INC.

2. The place in Canada where the registered office is to be situated: THE MONTREAL URBAN COMMUNITY, PROVINCE OF QUEBEC

3. The classes and any maximum number of shares that the corporation is authorized to issue: THE ANNEXED SCHEDULE 1 IS INCORPORATED IN THIS FORM.

4.       Restrictions, if any, on share transfers:  N/A

5.       Number (or minimum and maximum number) of directors:
         MINIMUM: 3                 MAXIMUM: 15

6.       Restrictions, if any, on business the corporation may carry on: N/A.

7.       Other provisions, if any:  N/A.

8. The amalgamation has been approved pursuant to that section or subsection of the Act which is indicated as follows: |X| 183 |_| 184(1) |_| 184(2)

9.       Name of amalgamating corporation:              Corporation No.
         PHOENIX INTERNATIONAL LIFE SCIENCES INC.       234202-2
         PILS INVESTMENTS INC.                          237200-2

         Signature            Date                 Title
         /s/Heather Savage    October 4, 1994      Director
         /s/Heather Savage    October 4, 1994      Director


Filed:  October 24, 1994

                                   SCHEDULE 1

                            ARTICLES OF AMALGAMATION

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC./
                 PHOENIX INTERNATIONALE SCIENCES DE LA VIE INC.

        THE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE

The corporation is authorized to issue an unlimited number of common shares without nominal or par value and an unlimited number of preferred shares, issuable in series, without nominal or par value.

The rights, privileges, restrictions and conditions attaching to the said common shares and the rights, privileges, restrictions and conditions attaching to the said preferred shares (as a class) are as follows:

1. The holders of the common shares shall be entitled to vote at all meetings of shareholders, except meetings at which only holders of a specified class or series of shares are entitled to vote.

2. The holders of the common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the corporation, be entitled to receive any dividends declared and payable by the corporation on the common shares.

3. The holders of the common shares shall, subject to the rights, privileges, restrictions and conditions attaching to any other class or series of shares of the corporation, be entitled to receive the remaining property of the corporation upon liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the corporation among its shareholders for the purpose of winding-up its affairs.

4. The preferred shares may from time to time be issued in one or more series and, subject to:

(i)      the following provisions,

(ii)     the filing of articles of amendment in prescribed form, and

(iii) the issuance of a certificate of amendment in respect thereof, the directors may fix by resolution, from time to time before such issue, the number of shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of preferred shares including, without limiting the generality of the foregoing, the rate or amount of dividends or the method of calculating dividends, the date of payment thereof, the redemption, the retraction, purchase and/or conversion prices and terms and conditions of redemption, retraction, purchase and/or conversion, and any sinking fund or other provisions.

5. The preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the corporation among its shareholders for the purpose of winding-up its affairs, rank on a parity with the preferred shares of every other series and be entitled to preference over the common shares and over any other shares of the corporation ranking junior to the preferred shares.

6. If any cumulative dividends or amounts payable on the return of capital in respect of a series of preferred shares are not paid in full, all series of preferred shares shall participate ratably in respect of accumulated dividends and return of capital.

7. After payment to the holders of preferred shares of the amounts provided in the articles of the corporation to be payable to them, they shall not be entitled to share in any further distribution of the assets of the corporation.

8. The holders of preferred shares of any series shall not, as such, be entitled to receive notice of, or to attend, any meeting of shareholders of the corporation, nor shall they have any voting rights for the election of directors or for any other purpose, except when the holders of preferred shares or of any series of preferred shares are entitled to vote separately as a class or series as provided in the Canada Business Corporations Act and any statute that may be substituted therefor, as from time to time amended (herein the "Act").

9. The provisions attaching to preferred shares as a class may be repealed, altered, modified or amended from time to time with such approval as may then be required by the Act to be given by the holders of preferred shares as a class.

10. The formalities to be observed with respect to the calling and conduct of any meeting of holders of preferred shares as a class, or any joint meeting of holders of two (2) or more series of preferred shares, including, without limiting the generality of the foregoing, the giving of notice and the record dates therefor, the quorum therefor, the procedure and voting thereat, shall mutatis mutandis be those from time to time prescribed by the by-laws of the corporation with respect to a meeting of shareholders.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 3

      Notice of Registered Office or Notice of Change of Registered Office

                                  (Section 19)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation Name:  N/A

3. The place in Canada where the registered office is to be situated: THE MONTREAL URBAN COMMUNITY, PROVINCE OF QUEBEC

4.       Address of registered office:
         4625 DOBRIN STREET, VILLE ST. LAURENT (QC) H4R 2P7.

5.       Effective date of change:  ON AMALGAMATION

6.       Previous address of registered office:  N/A


                                            Signature:


                                            /s/ Heather Savage
                                            ----------------------------
                                            Title:  Director



Date:  October 4, 1994

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 177)

1.       Name of Corporation:  PILS INVESTMENTS INC.

2.       Corporation No.:  237200-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF THE CORPORATION, AS AMENDED FROM TIME TO TIME, BE AND ARE HEREBY FURTHER AMENDED AS FOLLOWS:

         7.       OTHER PROVISIONS IF ANY

                  THE FOLLOWING PARAGRAPH 7 IS HEREBY ADDED TO SCHEDULE 3 OF THE ARTICLES OF THE CORPORATION TO FORM AN INTEGRAL PART THEREOF:

                  7. THE CORPORATION SHALL BE ENTITLED TO PAY DIVIDENDS ON FRACTIONAL SHARES OF ANY CLASS.


                                         Signature:


                                         /s/ Jean-yves Caloz
                                         ------------------------------
                                         Title:  Director


Date:  July 5, 1994

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 6

         Notice of Change of Directors or Notice of Change of Directors
                             (Sections 106 and 113)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.: N/A

3. The following persons became directors of this corporation: SEE ATTACHED SCHEDULE "A"

4.       The following persons ceased to be directors of the corporation:  N/A

5.       The directors of this corporation now are:


                                                                                                             Resident
         Name                               Residential address                            Occupation         Canada

John W. Hooper                 64A Birch Hill, Hudson (QC) J0P 1J0                         Executive          Yes

Heather Savage                 7 Cedar Ave., Pointe Claire (QC) H9S 4X9                    Executive          Yes

Jean-Yves Caloz                47 Calais Circle, Kirkland (QC) H9H 3R7                     Executive          Yes

Judy Zilber                    98 Autumn Ridge Rd., Bedminister, NJ USA  07921             Executive          No

Serge Carriere                 40 Du Chene, Vaudreuil (QC) J7V 8P3                         Executive          Yes

Jean E. Douville               186 Ch. Strathcona, Mont-Royal (QC) H3R 1E6                 Executive          Yes

Claude Forget                  1227 Sherbrooke W., #82, Montreal (QC) H3G 1G1              Executive          Yes

Jean-Rene Halde                1160 Mistral, Montreal (QC) H2P 2Z1                         Executive          Yes

Cornelius P. McCarthy, III     33 Reef Street, Venice, CA , U.S.A. 90292                   Executive          No

Raymond H. Farmen              386 Lakeshore Rd., Beaconsfield
                               (QC) H9W 4H9                                                Executive          Yes

                                                    Signature:

                                                    /s/ Heather Savage
                                                    ----------------------------
                                                    Title:  Director

Date:  October 4, 1994

                                  SCHEDULE "A"

                                     Form 6

                               Notice of Directors

                             (Sections 106 and 113)


                                                                                                                           Resident
    Name                     Effective Date                       Residential address                     Occupation       Canada

John W. Hooper               On Amal.                    64A Birch Hill, Hudson (QC) J0P 1J0              Executive        Yes

Heather Savage               On Amal.                    7 Cedar Ave., Pointe Claire (QC) H9S 4X9         Executive        Yes

Jean-Yves Caloz              On Amal.                    47 Calais Circle, Kirkland (QC) H9H 3R7          Executive        Yes

Judy Zilber                  On Amal.                    98 Autumn Ridge Rd.,
                                                         Bedminister, NJ USA  07921                       Executive        No

Serge Carriere               On Amal.                    40 Du Chene, Vaudreuil (QC) J7V 8P3              Executive        Yes

Claude Forget                On Amal.                    1227 Sherbrooke W., #82, Montreal
                                                         (QC) H3G 1G1                                     Executive        Yes

Jean E. Douville             On Amal.                    186 Ch. Strathcona, Mont-Royal
                                                         (QC) H3R 1E6                                     Executive        Yes

Jean-Rene Halde              On Amal.                    1160 Mistral, Montreal (QC) H2P 2Z1              Executive        Yes

Raymond H. Farmen            On Amal.                    386 Lakeshore Rd., Beaconsfield
                                                         (QC) H9W 4H9                                     Executive        Yes

Cornelius P.
McCarthy, III                On Amal.                    33 Reef Street, Venice, CA , U.S.A. 90292        Executive        No

C A N A D A

PROVINCE OF QUEBEC

DISTRICT OF MONTREAL

IN THE MATTER of the Canada Business Corporations Act and the Articles of Amalgamation of PHOENIX INTERNATIONAL LIFE SCIENCES INC. and PILS INVESTMENTS INC.

I, HEATHER SAVAGE, of the City of Pointe Claire, Province of Quebec, do solemnly declare that:

1. I am a Director of PHOENIX INTERNATIONAL LIFE SCIENCES INC., one of the amalgamating corporations (hereinafter called the "Corporation") and an such have personal knowledge of the matters herein declared.
2. I have conducted such examinations of the books and records of the Corporation and have made such inquiries and investigations as are necessary to enable me to make this declaration.
3.       I have satisfied myself that:
(a) The Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due,
(b) The realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes of its shares, and
(c)      No creditor will be prejudiced by the amalgamation.

And I make this solemn declaration consciously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.


/s/ HEATHER SAVAGE
-----------------------------------------------------
HEATHER SAVAGE


SOLEMNLY DECLARED BEFORE ME at
Montreal,  this 4th day of October, 1994


/s/ ANNA MARIA MASCOLO                         (SEAL)
-----------------------------------------------------
Commissioner of Oaths for the City and District
of Montreal

C A N A D A

PROVINCE OF QUEBEC

DISTRICT OF MONTREAL

IN THE MATTER of the Canada Business Corporations Act and the Articles of Amalgamation of PHOENIX INTERNATIONAL LIFE SCIENCES INC. and PILS INVESTMENTS INC.

I, HEATHER SAVAGE, of the City of Pointe Claire, Province of Quebec, do solemnly declare that:
1. I am a Director of PILS INVESTMENTS INC., one of the amalgamating corporations (hereinafter called the "Corporation") and an such have personal knowledge of the matters herein declared.
2. I have conducted such examinations of the books and records of the Corporation and have made such inquiries and investigations as are necessary to enable me to make this declaration.
3.       I have satisfied myself that:
(a) The Corporation is and the amalgamated corporation will be able to pay its liabilities as they become due,
(b) The realizable value of the assets of the amalgamated corporation will not be less than the aggregate of its liabilities and stated capital of all classes of its shares, and
(c)      No creditor will be prejudiced by the amalgamation.

And I make this solemn declaration consciously believing the same to be true and knowing that it is of the same force and effect as if made under oath and by virtue of the Canada Evidence Act.


 /s/ HEATHER SAVAGE
-----------------------------------------------------
HEATHER SAVAGE


SOLEMNLY DECLARED BEFORE ME at
Montreal, this 4th day of October, 1994


/s/ ANNA MARIA MASCOLO                         (SEAL)
-----------------------------------------------------
Commissioner of Oaths for the City and District
of Montreal

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                              PILS INVESTMENT INC.
                               Name of Corporation

                                    237200-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement. |_|


                                    /s/ Director
                                    ------------------------------
                                    Director

                                    July 12, 1994
                                    ------------------------------
                                    Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                              PILS INVESTMENT INC.
                               Name of Corporation

                                    237200-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 171 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 185 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 185.1 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


/s/ Director
-----------------------------
Director

February 14, 1989
-----------------------------
Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 177)

1.       Name of Corporation:  163641 CANADA INC.

2.       Corporation No.:  237200-2

3.       The articles of the above-named corporation are amended as follows:

         SECTION 1 OF THE ARTICLES OF INCORPORATION BE AND IT IS HEREBY DELETED AND ARE SUBSTITUTED BY THE FOLLOWING:

         1.       NAME OF CORPORATION

                  PILS INVESTMENTS INC.


                                           Signature:


                                           /s/ John W. Hooper
                                           -------------------------------
                                           Description of Office: Director


Date:  January 25, 1989

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                              PILS INVESTMENT INC.
                               Name of Corporation

                                    237200-2
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; |_|

(c) under Section 171 of the Canada Business Corporations Act as set in the attached Articles of Amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached Articles of Reorganization; |_|

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached Articles of Arrangement. |_|


                                             /s/ Director
                                             ----------------------------
                                             Director

                                             May 3, 1993
                                             ----------------------------
                                             Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PILS INVESTMENTS INC.

2.       Corporation No.:  237200-2

3.       The articles of the above-named corporation are amended as follows:

         THE ARTICLES OF INCORPORATION ARE HEREBY AMENDED AS FOLLOWS:

         3. THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

                  THE ANNEXED SCHEDULE I IS INCORPORATED IN THIS FORM.


                                        Signature:


                                        /s/ John W. Hooper
                                        ------------------------------------
                                        Description of Office:  Director


Date:  April 30, 1993

                                   SCHEDULE I

                              ARTICLES OF AMENDMENT

                              PILS INVESTMENTS INC.

        THE CLASSES OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE


In addition to the Class "A" shares, Class "B" shares, Class "C" shares, Class "D" shares, Class "E" shares and Class "F" shares the Corporation shall be entitled to issue Class 1993 through Class 2005 shares inclusive and the shares of each such class shall be without par value.

A maximum number of one hundred (100) shares for each of the Class 1993 through Class 2005 shares may be issued by the Corporation.

The rights, privileges, restrictions and conditions attaching to the said Class 1993 through Class 2005 shares inclusive are as follows:

1. Except as otherwise specifically provided in the Canada Business Corporations Act, the Class 1993 through Class 2005 shares inclusive shall not carry any right to vote.

2. The Class 1993 shares shall only be issued by the Corporation in the Corporation's 1993 fiscal year (the "Reference Year").

3. Each Class 1993 share will be entitled to participate in one-quarter of a percent (.25%) of the increase, if any, in the cumulative net profits of Phoenix International Life Sciences Inc. ("Phoenix") from the first day of the Reference Year to the last day of the fiscal year terminating immediately prior to the fiscal year in which the Event (as hereinafter defined) occurs, determined as if Phoenix had not paid any dividends during such period, the whole as established by the Corporation's auditors. (This increase in cumulative net profits on a per share basis shall be referred to as the "Agreed Value").

4. For each Class 1993 share the Redemption Value to be received on a redemption, a liquidation or winding-up (hereinafter the "Event"), will be an amount equal to the lesser of (i) the amount determined in accordance with the Unanimous Shareholders' Agreement executed by all of the shareholders of the Corporation as at May 16, 1990, as from time to time amended or replaced, and (ii) the amount determined in accordance with the following schedule:


                                                           AMOUNT TO BE RECEIVED
                                                           ---------------------

If the Event takes place in the Reference Year             the consideration for which such share was
                                                           issued
If the Event takes place in the first fiscal year          20% of Agreed Value
of Phoenix following the Reference Year
If the Event takes place in the second fiscal              40% of Agreed Value
year of Phoenix following the Reference Year
If the Event takes place in the third fiscal year          60% of Agreed Value
of Phoenix following the Reference Year
If the Event takes place in the fourth fiscal              80% of Agreed Value
year of Phoenix following the Reference Year
If the Event takes place in or after the fifth             100% of Agreed Value
fiscal year of Phoenix following the
Reference Year


5. The Corporation may redeem all or any part of the Class 1993 shares for an amount equal to the Redemption Value at any time at the option of the directors of the Corporation upon a notice of seven (7) days, without the consent of the holders thereof, and if less than the whole amount of the outstanding Class 1993 shares shall be so redeemed, the shares to be redeemed shall be selected pro rata or by lot in such manner as the directors may determine.

6. Each Class 1993 share shall carry the right, in the event of the liquidation or winding up of the Corporation to repayment of an amount equal to the Redemption Value.

7. The Class 1993 shares shall not carry the right to any further participation in profits or assets of the Corporation.

8 The Class 1994 shares shall carry the same rights and conditions as the Class 1993 shares as provided for in paragraphs 1 to 6 above, except that the Reference Year shall be advanced one (1) year to the 1994 fiscal year of Phoenix. Likewise the rights and conditions attaching to the Class 1995 to Class 2005 shares inclusive shall be identical to the Class 1993 and Class 1994 shares except that the Reference Year shall be advanced, MUTATIS MUTANDIS.

9. The Class 1993 through Class 2005 shares shall rank PARI PASSU in every other respect.

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    307972-4
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization. |_|



                                               /s/ Director
                                               ---------------------------
                                               Director

                                               January 12, 1996
                                               ---------------------------
                                               Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  3079724

3.       The articles of the above-named corporation are amended as follows:

         PARAGRAPH 7 OF THE ARTICLES OF AMALGAMATION OF THE CORPORATION IS HEREBY AMENDED BY ADDING THE FOLLOWING:

         THE DIRECTORS MAY APPOINT ONE OR MORE DIRECTORS, WHO SHALL HOLD OFFICE FOR A TERM EXPIRING NOT LATER THAN THE CLOSE OF THE NEXT ANNUAL MEETING OF SHAREHOLDERS, PROVIDED THAT:

         (i) THE TOTAL NUMBER OF DIRECTORS OF THE CORPORATION IMMEDIATELY AFTER SUCH APPOINTMENT SHALL NOT EXCEED THE MAXIMUM NUMBER SET FORTH IN THE ARTICLES OF
                  INCORPORATION, AND THAT

         (ii) THE TOTAL NUMBER OF DIRECTORS SO APPOINTED BY THE DIRECTORS SHALL NOT EXCEED ONE THIRD OF THE NUMBER OF DIRECTORS ELECTED AT THE PREVIOUS ANNUAL MEETING OF SHAREHOLDERS.



                                                   Signature:

                                                   /s/ Jean-yves Caloz
                                                   --------------------------
                                                   Title:  Secretary


Date:  September 1, 1996

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES INC.

2.       Corporation No.:  307972-4

3.       The articles of the above-named corporation are amended as follows:

         PARAGRAPH 1 THEREOF IS REPLACED WITH THE FOLLOWING PARAGRAPH:

         PHOENIX INTERNATIONAL LIFE SCIENCES INC.



                                Signature:

                               /s/ Jean-yves Caloz
                               ------------------------------------------
                               Title:  Senior Vice-President, Finance and
                               Corporate Development and Secretary


Date:  July 1, 1998

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES, INC.

2.       Corporation No.:  307972-4

3.       The articles of the above-named corporation are amended as follows:

         PARAGRAPH 1 THEREOF IS REPLACED WITH THE FOLLOWING PARAGRAPH:

         PHOENIX INTERNATIONAL LIFE SCIENCES INC.



                                   Signature:

                                  /s/ Jean-yves Caloz
                                  ------------------------------------------
                                  Title:  Senior Vice-President, Finance and
                                  Corporate Development and Secretary


Date:  July 1, 1998

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                            Certificate of Amendment

                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.
                               Name of Corporation

                                    307972-4
                                     Number

I hereby certify that the Articles of the above-mentioned Corporation were amended

(a) under Section 13 of the Canada Business Corporations Act in accordance with the attached notice; |_|

(b) under Section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares; |_|

(c) under Section 179 of the Canada Business Corporations Act as set in the attached articles of amendment; |X|

(d) under Section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization. |_|



                                             /s/ Director
                                             -------------------------
                                             Director

                                             January 20, 1998
                                             -------------------------
                                             Date of Amendment

                      Consumer and Corporate Affairs Canada

                        Canada Business Corporations Act

                                     Form 4

                              Articles of Amendment

                               (Section 27 or 171)

1.       Name of Corporation:  PHOENIX INTERNATIONAL LIFE SCIENCES, INC.

2.       Corporation No.:  307972-4

3.       The articles of the above-named corporation are amended as follows:

         PARAGRAPH 1 THEREOF IS REPLACED WITH THE FOLLOWING:

         PHOENIX INTERNATIONAL LIFE SCIENCES INC.


                           Signature:

                           /s/ Jean-yves Caloz
                           ------------------------------------------
                           Title:  Senior Vice-President, Finance and
                           Corporate Development and Secretary


Date:  July 1, 1998